UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2013

DISCOVER FINANCIAL SERVICES
(Exact name of registrant as specified in its charter)

Commission File Number: 001-33378

Delaware	36-2517428
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2500 Lake Cook Road, Riverwoods, Illinois 60015
(Address of principal executive offices, including zip code)

(224) 405-0900
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 23, 2013, Discover Financial Services (the “Company”) released financial information with respect to the quarter ended March 31, 2013. Copies of the press release, financial data supplement and financial results presentation containing this information are attached hereto as exhibits and incorporated herein by reference.

Company financial data presented in the exhibits attached hereto is based on a calendar year. As previously reported, the Company changed its fiscal year end from November 30 to December 31 of each year, effective beginning with the 2013 fiscal year. The Company will separately report its results for the December 2012 fiscal month transition period in its Quarterly Report on Form 10-Q for the quarter ending March 31, 2013 and in its Annual Report on Form 10-K for the year ending December 31, 2013.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of the Company dated April 23, 2013 containing financial information for the quarter ended March 31, 2013

99.2	Financial Data Supplement of the Company for the quarter ended March 31, 2013

99.3	Financial Results Presentation of the Company for the quarter ended March 31, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISCOVER FINANCIAL SERVICES

Dated: April 23, 2013	By:	/s/ Simon Halfin
Name: Simon Halfin
Title: Vice President, Assistant General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of the Company dated April 23, 2013 containing financial information for the quarter ended March 31, 2013

99.2	Financial Data Supplement of the Company for the quarter ended March 31, 2013

99.3	Financial Results Presentation of the Company for the quarter ended March 31, 2013